Exhibit 10.38

AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

FOR

DOUGLAS C. HEWITT, SR.

This Amendment to Executive Employment Agreement (“Amendment”) is entered into by and between Douglas C. Hewitt, Sr. (“Employee”) and Richfield Oil & Gas Company (“Richfield”), for and on behalf of itself, its subsidiaries, and its affiliated companies (collectively, “Employer”), effective as of December 31, 2012 (the “Effective Date”) and amends the Executive Employment Agreement between the parties effective as of January 1, 2012 (the “Original Agreement”).

RECITALS

WHEREAS, the parties desire to amend the Original Agreement to remove the provision providing Employee up to a 1% overriding royalty interest in new leases acquired by Employer; and

WHEREAS, Section 4.8 of the Original Agreement states that any modification to the Original Agreement must be authorized or approved by Richfield’s compensation committee or its delegate, as appropriate; and

WHEREAS, Richfield’s board of directors (the “Board”) has not yet established a compensation committee, and as such, retains the responsibility to perform any function to be performed by a compensation committee; and

WHEREAS, the Board, performing the function of a compensation committee, has authorized and approved this Amendment, as required by Section 4.8 of the Original Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

AMENDMENT

1.                  Section 2.8 in the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.8 Employee shall retain any and all overriding royalty interests (“ORRI”) which have been previously assigned to Employee or which Employee purchased prior to December 31, 2012.

No future ORRI shall be assigned to Employee by reason of this Agreement.”

2.                  The parties acknowledge that during the year 2012 there were no assignments of ORRI made to Employee pursuant to the terms of the Original Agreement.

3.                  Except as expressly amended hereby, the provisions of the Original Agreement are and shall remain unmodified and in full force and effect. Each future reference to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” shall refer to the Original Agreement as amended by this Amendment.

(Signature Page Follows)

IN WITNESS WHEREOF, Employer and Employee have duly executed this Amendment in one or more originals as of the date indicated below and effective as of the Effective Date.

Richfield Oil & Gas Company

By:	/s/ Michael A. Cederstrom	Date:	February 12, 2013
Michael A Cederstrom, Corporate Secretary

EMPLOYEE

By:	/s/ Douglas C. Hewitt, Sr.	Date:	February 15, 2013
Douglas C. Hewitt, Sr.

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